Exhibit 10.27
                                                                EXECUTION COPY

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 7, 2003 (the "Amendment") is by and among RIGHT MANAGEMENT CONSULTANTS, INC., a Pennsylvania corporation (the "Borrower"), the Subsidiaries from time to time party thereto as guarantors (the "Subsidiary Guarantors"), the several banks and other financial institutions identified on the signature pages hereto as lenders (the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (formerly First Union National Bank, the "Administrative Agent").

                               W I T N E S S E T H

      WHEREAS, a $180,000,000 credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 22, 2002 (as amended, modified or otherwise supplemented from time to time, the "Existing Credit Agreement") among the Borrower, the Subsidiary Guarantors, the Lenders identified therein and the Administrative Agent;

      WHEREAS, the Borrower has requested that the Credit Agreement be amended as described herein and the Lenders are willing to make such amendments;

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

      "Amended Credit Agreement" means the Existing Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.

      "Amendment   No.  1   Effective   Date"  is  defined   in   Subpart   3.1.


      SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                                   AMENDMENTS

      SUBPART 2.1 Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (ix) of the definition of Permitted Investments in its entirety and replacing it with the following:

            (ix) acquisitions of outstanding minority interests in Way Station, Coaching, Saad Fellipelli or Glenoit in exchange for Capital Stock of the Borrower or for cash in an aggregate amount not to exceed $12,500,000; and


                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

      SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of thedate hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1".


      SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.

      SUBPART 3.3 Replacement Schedules. The Administrative Agent shall have received a replacement Schedule 3.12 to the Credit Agreement and a replacement
Schedule 2(a) to the Pledge Agreement, as necessary.

      SUBPART 3.4 Other Items. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

                                     PART 4
                                  MISCELLANEOUS

      SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants that (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) both before and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof either before or after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

      SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

      SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement (as amended hereby).

      SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

      SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

      SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

      SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 4.8 Acknowledgment of Subsidiary Guarantors. The Subsidiary Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this

Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Subsidiary Guarantors' obligations under the Guaranty or any other Credit Document.

      SUBPART 4.9 Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein.

      SUBPART 4.10 Payment of Fees and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           RIGHT MANAGEMENT CONSULTANTS, INC., a
                                    Pennsylvania corporation,
--------


                                    By:      /S/ G. LEE BOHS
                                       ----------------------------
                                    Name:     G. Lee Bohs
                                         --------------------------
                                    Title:   EVP Corp Development
                                          -------------------------



SUBSIDIARY GUARANTORS:     RIGHT LICENSE HOLDING, INC.

                                    By:      /S/ G. LEE BOHS
                                       ----------------------------
                                    Name:     G. Lee Bohs
                                         --------------------------
                                    Title:   EVP Corp Development
                                          -------------------------


                                    RMC OF ILLINOIS, INC.


                                    By:      /S/ G. LEE BOHS
                                       ----------------------------
                                    Name:     G. Lee Bohs
                                         --------------------------
                                    Title:   EVP Corp Development
                                          -------------------------


                                    RIGHT ASSOCIATES GOVERNMENT SERVICES, INC.


                                    By:      /S/ G. LEE BOHS
                                       ----------------------------
                                    Name:     G. Lee Bohs
                                         --------------------------
                                    Title:   EVP Corp Development
                                          -------------------------

ADMINISTRATIVE AGENT
--------------------
AND LENDERS:                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Administrative Agent


                                    By:      /S/ MICHAEL ROMANZO
                                          -------------------------
                                    Name:     Michael Romanzo
                                          -------------------------
                                    Title:    Vice President
                                          -------------------------

                                    FLEET NATIONAL BANK,
                                    as Syndication Agent and a Lender


                                    By:     /S/ DENNIS WASILEWSKI
                                            -----------------------
                                    Name:   Dennis Wasilewski
                                            -----------------------
                                    Title:  S. V. P.
                                            -----------------------

                                    SUNTRUST BANK,
                                    as Syndication Agent and a Lender


                                    By:      /S/ DANIEL S. KOMITOR
                                             ----------------------
                                    Name:    Daniel S. Komitor
                                             ----------------------
                                    Title:   Director
                                             ----------------------

                     UBS WARBURG LLC,
                     as Syndication Agent

                     By:      /S/ DANIEL W. LADD III
                              -----------------------------------
                     Name:    Daniel W. Ladd III
                              -----------------------------------
                     Title:   Executive Director
                              -----------------------------------

                     By:      /S/ RETO JENAL
                              -----------------------------------
                     Name:    Reto Jenal
                              -----------------------------------
                     Title:   Executive Director, FI Banking Products
                              ----------------------------------------


                     UBS AG, STAMFORD BRANCH,
                     as a Lender

                     By:      /S/ RENATA JACOBSON
                              -----------------------------------
                     Name:    Renata Jacobson
                              -----------------------------------
                     Title:   Loan Portfolio, Risk Management
                              -----------------------------------

                     By:      /S/ WILFRED V. SAINT
                              -----------------------------------
                     Name:    Wilfred V. Saint
                              -----------------------------------
                     Title:   Associate Director, Banking Products Services US
                              ------------------------------------------------

                     BANK OF AMERICA, N.A., as Documentation Agent and a Lender


                     By:      /S/ B. KENNETH BURTON, JR.
                              ---------------------------
                     Name:    B. Kenneth Burton, Jr.
                              ---------------------------
                     Title:   Vice President
                              ---------------------------

                     BROWN BROTHERS HARRIMAN & CO.,
                     as a Lender


                     By:      /S/ DONALD H. ROBERTS, JR.
                              ---------------------------
                     Name:    Donald H. Roberts, Jr.
                              ---------------------------
                     Title:   SVP
                              ---------------------------

                     CITIZENS BANK, as a Lender


                     By:      /S/ RICHARD C. KRAUSS
                              --------------------------
                     Name:    Richard C. Krauss
                              --------------------------
                     Title:   SVP
                              --------------------------

                     JP MORGAN CHASE BANK, as a Lender


                     By:
                              --------------------------
                     Name:
                              --------------------------
                     Title:
                              --------------------------

                     NATIONAL CITY BANK, as a Lender


                     By:
                              --------------------------
                     Name:
                              --------------------------
                     Title:
                              --------------------------

                     SOVEREIGN BANK, as a Lender


                     By:      /S/ ERIC RITTER
                              --------------------------
                     Name:    Eric Ritter
                              --------------------------
                     Title:   AVP
                              --------------------------

                     PNC BANK, NATIONAL ASSOCIATION,
                     as a Lender


                     By:      /S/ JOHN K. EASTON, III
                              --------------------------
                     Name:    John K. Easton, III
                              --------------------------
                     Title:   Vice President
                              --------------------------